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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 26, 2001
                                                          -------------

                          HOMETOWN AUTO RETAILERS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                     000-24669                  06-1501703
------------------------           ------------           ----------------------
    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)             Identification No.)
    incorporation)

                              774 Straits Turnpike
                               Watertown, CT 06795
                               -------------------
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (860) 945-4900
                                                           --------------

                                       NA
              -----------------------------------------------------
              (Former name or former address, if changed since last
                                    report)

Item 5: Other Events

      On June 26, 2001 Hometown Auto Retailers issued the press release attached hereto as Exhibit 99.1.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibit
          Number                   Description
          ------                   -----------

          99.1                  Press Release, dated June 26, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Hometown Auto Retailers, Inc.


                                        By: /s/ Corey Shaker
                                            ------------------------------------
                                            Corey Shaker, President and Chief
                                             Executive Officer

Dated: June 26, 2001